UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2022 (July 27, 2022)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301 Castle Rock, CO 80109
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) - Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on July 27, 2022, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), during which our stockholders approved the Third Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan (the “Third Amendment”). The Third Amendment was unanimously approved by our Board of Directors (the “Board”) and the Compensation and Human Resources Committee of the Board (the “Compensation Committee”) on May 31, 2022, subject to stockholder approval.

The Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended, (the “2019 Equity Plan”) provides for the issuance of awards of equity-based incentive compensation to all eligible plan participants, including our directors, named executive officers, employees, and other eligible service providers. Under the 2019 Equity Plan, the Compensation Committee, which is the designated plan administrator and is tasked with oversight of the 2019 Equity Plan, is authorized to approve grants of equity awards in the form of common and preferred stock, restricted stock, restricted stock units, and other contractual rights and derivative securities relating to Riot’s common stock, no par value per share (“Common Stock”). The vesting of equity awards can be based on continuous service with the Company through designated vesting dates and/or achievement of certain performance criteria during a performance period specified by the Compensation Committee. The Third Amendment amends the 2019 Equity Plan solely to increase the number of shares of our Common Stock reserved for issuance under the 2019 Equity Plan by 10,000,000 shares.

A more detailed description of the Third Amendment and related matters was set forth in the Company’s definitive proxy statement filed on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on June 17, 2022 (the “Proxy Statement”) under the heading “Proposal No. 5: Approval of the Third Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan” and is incorporated herein by reference. The foregoing summary of the Third Amendment and of the 2019 Equity Plan, as well as the summaries set forth in the Proxy Statement, are qualified in their entirety by reference to the full text of the Third Amendment and of the 2019 Equity Plan, as amended, attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 5.05 - Amendments to the Registrant’s Code of Ethics.

On July 27, 2022, the Board approved and adopted the amended and restated Riot Blockchain, Inc. Code of Ethics and Business Conduct (the “Code of Ethics”) in accordance with the requirements of Item 406 of Regulation S-K. The Code of Ethics amends and restates the Company’s prior code of ethics to better align its procedures with the Company’s business and the ethics requirements of applicable law. The Code of Ethics is designed to ensure that Riot’s business is conducted in accordance with the highest ethical standards, and it applies to all of Riot’s directors, officers, employees, contractors, temporary employees, and interns.

The Code of Ethics is attached to this Current Report on Form 8-K as Exhibit 14.1 and is available for download from the Company’s website, https://www.riotblockchain.com, by navigating to the “Governance” tab of the “Investors” page and proceeding to the section entitled “Governance Documents” at https://www.riotblockchain.com/investors/corporate-governance/governance-documents.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On July 27, 2022, Riot Blockchain held its Annual Meeting, during which the Company’s stockholders were asked to vote on the four proposals submitted by the Board for stockholder approval, as set forth in the Proxy Statement.

As disclosed in the Proxy Statement, the Board fixed May 31, 2022 as the record date for the Annual Meeting (the “Record Date”) and, pursuant to our Bylaws, only those Shares issued and outstanding as of the Record Date were eligible to participate in and vote at the Annual Meeting. As of the close of business on the Record Date, there were 135,347,900 Shares entitled to vote at the Annual Meeting.

The Company’s Bylaws require the presence of a quorum of at least one-third (33.33%) of the Shares eligible to vote at the Annual Meeting for business to be conducted. There were 71,477,185 Shares present at the Annual Meeting in person or by proxy, constituting approximately 52.8% of the Shares eligible to vote at the Annual Meeting, satisfying our Bylaws’ quorum requirement.

At the Annual Meeting, the following four proposals were voted on by the Company’s stockholders:

Proposal No. 1: Election of Director

Proposal No. 2: Ratification of the Independent Auditors

Proposal No. 3: Advisory Vote on the Company’s Executive Compensation

Proposal No. 5: Approval of the Third Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan

According to the final vote, the Company’s stockholders approved proposals 1, 2 and 5 at the Annual Meeting, and did not approve proposal 3.

The final voting results on each of the proposals at the Annual Meeting are set forth below:

Proposal No. 1:  Election of Director

Director Nominee	Director Class	Expiration of Term	Votes For	Votes Withheld	Broker Non-Votes
Hubert Marleau	Class I	2025 Annual Meeting	26,323,659	5,449,757	39,703,769

Accordingly, the sole director nominee, Mr. Hubert Marleau, was elected by the stockholders to serve on the Board as a Class I Director, with a term of office expiring at the 2025 Annual Meeting or until a successor is duly qualified and elected by the Company’s stockholders, or his earlier death, resignation or removal.

Proposal No. 2:  Ratification of the Independent Auditors

For	Against	Abstaining

67,063,758	2,971,595	1,441,832

Accordingly, the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was approved by the stockholders.

Proposal No. 3:  Advisory Vote on the Company’s Executive Compensation

For	Against	Abstaining	Broker Non-Votes

13,377,035	17,243,012	1,153,369	39,703,769

Accordingly, by advisory vote of the stockholders, the Company’s executive compensation for the year ended December 31, 2021 was not approved.

Proposal No. 4 was withdrawn, as reported by the Company on its periodic report on Form 8-K, filed on July 26, 2022 with the SEC.

Proposal No. 5:  Approval of the Third Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan

For	Against	Abstaining	Broker Non-Votes

20,679,549	10,490,913	602,954	39,703,769

Accordingly, the Third Amendment to the 2019 Equity Plan, as included as Appendix C to the Proxy and attached hereto as Exhibit 10.1, was approved by vote of the stockholders.

Item 9.01. (d) Exhibits.	Financial Statements and Exhibits.
Exhibit Number	Description
10.1	Third Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan.
10.2	Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended.
14.1	Riot Blockchain, Inc. Code of Ethics and Business Conduct.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Name: Jeffrey McGonegal
Title: Chief Financial Officer

Date: August 2, 2022